                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL

                               OFFER TO EXCHANGE

                         10 3/4% SENIOR NOTES DUE 2006
                          FOR ANY AND ALL OUTSTANDING
                         10 3/4% SENIOR NOTES DUE 2006

                                       OF

                               FRESH FOODS, INC.

                  THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M.,

                    NEW YORK CITY TIME, ON NOVEMBER 2, 1998,

                      UNLESS EXTENDED BY FRESH FOODS, INC.

                               THE EXCHANGE AGENT
                           FOR THE EXCHANGE OFFER IS:

                      STATE STREET BANK AND TRUST COMPANY

                         By Hand or Overnight Courier:

                      State Street Bank and Trust Company
                            Two International Place
                       Corporate Trust Window, 4th Floor
                                Boston, MA 02110
                              Attn: Kellie Mullen

                                    By Mail:

                      State Street Bank and Trust Company
                            Corporate Trust Division
                                  P.O. Box 778
                                Boston, MA 02102
                              Attn: Kellie Mullen

                                       or

                                 By Facsimile:

                      State Street Bank and Trust Company
                           Corporate Trust Operations
                        Facsimile Number: (617) 664-5290
                        Telephone Number: (617) 664-5587
                              Attn: Kellie Mullen

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal is to be used either if certificates of Initial Notes are to be forwarded herewith to the Exchange Agent or if delivery of Initial Notes is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company ("DTC"), pursuant to the procedures set forth in the section of the Prospectus entitled "The Exchange Offer -- Book-Entry Transfer." Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

     The term "Holder," as used herein with respect to the Exchange Offer, means any person in whose name Initial Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered Holder or any person whose Initial Notes are held of record by DTC.

     Holders of Initial Notes that are tendering by book-entry transfer to the Exchange Agent's account at DTC can execute the tender through the DTC Automated Tender Offer Program (the "ATOP"), for which this transaction is eligible. A DTC participant should transmit its acceptance of the Exchange Offer to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send an "Agent's Message" to the Exchange Agent confirming the participant's acceptance. If the delivery of Initial Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at DTC, then this Letter of Transmittal need not be manually executed; provided, however, that tenders of the Initial Notes must be effected in accordance with the procedures mandated for the ATOP and the procedures set forth in the Prospectus (as defined below).

     Holders whose Initial Notes are not immediately available or who cannot deliver their Initial Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date may tender their Initial Notes according to the guaranteed delivery procedure set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedure."

     The undersigned must check the appropriate boxes at page 6 below and sign this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:


     The undersigned acknowledges receipt of the Prospectus dated October 1, 1998 (the "Prospectus") of Fresh Foods, Inc. (the "Company"), and this Letter of Transmittal (the "Letter of Transmittal"), which together describe the Company's offer (the "Exchange Offer") to exchange $1,000 in principal amount of 10 3/4% Senior Notes Due 2006 (the "Exchange Notes"), for each $1,000 in principal amount of outstanding 10 3/4% Senior Notes Due 2006 (the "Initial Notes"). The terms of the Exchange Notes are substantially identical in all respects (including principal amount, interest rate and maturity) to the terms of the Initial Notes for which they may be exchanged pursuant to the Exchange Offer, except that the Exchange Notes are freely transferable by Holders thereof (except as provided herein or in the Prospectus) and are issued without any right to registration under the Securities Act of 1933, as amended (the "Securities Act"). Capitalized terms used herein but not defined herein have the meanings ascribed to them in the Prospectus.


     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of the Initial Notes indicated in Box 1, below. The undersigned is the registered owner of all the Initial Notes, and the undersigned represents that it has received from each beneficial owner of tendered Initial Notes ("beneficial owner(s)") a duly completed and executed form of "Instructions to Registered Holder from Beneficial Owner" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

     Subject to, and effective upon, the acceptance for exchange of the Initial Notes tendered herewith, the undersigned hereby irrevocably exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Initial Notes. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent acts as the agent of the Company in connection with the Exchange Offer) to cause the Initial Notes to be assigned, transferred and exchanged. The undersigned agrees that acceptance of any and all validly tendered Initial Notes by the Company and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Company of its obligations under the Registration Rights Agreement and that the Company and the Guarantors shall have no further obligations or liabilities thereunder.

     The undersigned hereby represents and warrants that the undersigned accepts the terms and conditions of the Exchange Offer and has full power and authority to tender, exchange, assign and transfer the Initial Notes tendered hereby and to acquire Exchange Notes issuable upon the exchange of such tendered Initial Notes, and that, when such tendered Initial Notes are accepted for exchange, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned and each beneficial owner will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete and give effect to the transactions contemplated hereof.

     The undersigned represents that it and each beneficial owner acknowledge that the Exchange Offer is being made in reliance on an interpretation by the staff of the Securities and Exchange Commission (the "SEC"), not issued in connection with the Company or the Exchange Offer, to the effect that the Exchange Notes issued pursuant to the Exchange Offer in exchange for the Initial Notes may be offered for resale, resold and otherwise transferred by Holders thereof (other than any such Holder that is a broker-dealer or an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such Holders' business, such Holders have no arrangement or understanding with any person to participate in the distribution of such Exchange Notes and neither such Holder nor any such other person is engaging in or intends to engage in a distribution of the Exchange Notes, and, as to broker-dealer prospectus delivery requirements, subject to the provisions of the paragraph below. See "Shearman & Sterling," SEC No-Action Letter (available July 2, 1993). Any Holder who tenders in the Exchange Offer for the purpose of participating in a distribution of the Exchange Notes cannot rely on such interpretation by the staff of the SEC and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction. See "Morgan Stanley & Co., Inc." SEC No-Action Letter (available June 5, 1991), and "Exxon Capital Holdings Corporation," SEC No-Action Letter (available May 13, 1988).

     The undersigned hereby represents and warrants that (i) the Exchange Notes or interests therein received by the undersigned and any beneficial owner(s) pursuant to the Exchange Offer are being acquired by the undersigned and any beneficial owner(s) in the ordinary course of business of the undersigned and any beneficial owner(s) receiving such Exchange Notes, (ii) neither the undersigned nor any beneficial owner(s) is participating, intends to participate or has an arrangement or understanding with any person to participate in the distribution of such Exchange Notes, (iii) the undersigned and any beneficial owner(s) acknowledge that any person who is a broker-dealer under the Exchange Act or is participating in the Exchange Offer for the purpose of distributing the Exchange Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale of the Exchange Notes and any interest therein acquired by such person and cannot rely on the position of the staff of the SEC set forth in the no-action letters that are discussed above, (iv) the undersigned and each beneficial owner understand that a secondary resale transaction described in the preceding clause (iii) and any resale of the Exchange Notes and any interest therein obtained by the undersigned and in exchange for the Initial Notes originally acquired by the undersigned directly from the Company should be covered by an effective registration statement containing the selling security holder information required by Item 507 and 508, as applicable, of Regulation S-K of the SEC and
(v) neither the undersigned nor any beneficial owner(s) is an "affiliate," as defined in Rule 405 under the Securities Act, of the Company, or if either the undersigned or any beneficial owner(s) is an affiliate, that the undersigned and any such beneficial owner(s) will comply with the prospectus delivery requirements of the Securities Act in connection with the disposition of any Exchange Notes to the extent applicable. If the undersigned or any beneficial owner(s) is a broker-dealer, the undersigned further represents that (x) it and any such beneficial owner(s) acquired Initial Notes for the undersigned's and any such beneficial owner's own account as a result of market-making activities or other trading activities, (y) neither the undersigned nor any beneficial owner(s) has entered into any arrangement or understanding with the Company or any "affiliate" of the Company (within the meaning of Rule 405 under the Securities Act) to distribute the Exchange Notes to be received in the Exchange Offer and (z) the undersigned and any beneficial owner(s) acknowledge that the undersigned and any beneficial owner(s) will deliver a copy of a prospectus meeting the requirements of the Securities Act in connection with any resale of Exchange Notes. By so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. The Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with the resales of Exchange Notes received in exchange for Initial Notes where Initial Notes were acquired by such broker-dealer as a result of market-making activities or other trading activities. The Company intends to make the Prospectus (as it may be amended or supplemented) available to any broker-dealer for use in connection with any such resale for a period of 180 days after the expiration date of the Exchange Offer.


     The Exchange Offer is not being made to, nor will tenders be accepted from or on behalf of, Holders of the Initial Notes in any jurisdiction in which the making of the Exchange Offer or acceptance thereof would not be in compliance with the laws of such jurisdiction or would otherwise not be in compliance with any provision of any applicable securities law. In this connection, the undersigned hereby represents and warrants that the information set forth in Box 2 is true and correct.

     The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption "The Exchange Offer -- Certain Conditions to the Exchange Offer." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Initial Notes tendered hereby, and in such event, the Initial Notes not exchanged will be returned to the undersigned at the address indicated below. The undersigned acknowledges that prior to the Exchange Offer, there has been no public market for the Initial Notes or the Exchange Notes. The Company does not intend to list the Exchange Notes on a national securities exchange. There can be no assurance that an active market for the Exchange Notes will develop. The undersigned understands and acknowledges that the Company reserves the right in its sole discretion to purchase or make offers for any Initial Notes that remain outstanding subsequent to the Expiration Date and, to the extent permitted by applicable law, purchase Initial Notes in the open market, in privately negotiated transactions or otherwise.


     The undersigned understands that tenders of the Initial Notes pursuant to any one of the procedures described in the Prospectus under the caption "The Exchange Offer" and in the instructions hereto will constitute a binding agreement between the undersigned and the Company in accordance with the terms and subject to the conditions of the Exchange Offer.

     All questions as to the validity, form, eligibility (including time of receipt) and acceptance of Letters of Transmittal or Initial Notes tendered for exchange, and of withdrawal of the tendered Initial Notes, will be determined by the Company in its sole discretion, which determination shall be final and binding. The Company reserves the absolute right to reject any and all tenders of any particular Initial Notes not properly tendered or if, in the sole judgment of the Company, (i) the Exchange Offer would violate any law, statute, rule or regulation or an interpretation thereof of the SEC staff or (ii) any governmental approval has not been obtained, which approval the Company deems necessary for the consummation of the Exchange Offer. The Company also reserves the absolute right to waive any defects or irregularities as to any particular Initial Notes or conditions of the Exchange Offer either before or after the Expiration Date (including the right to waive the ineligibility of any Holder who seeks to tender Initial Notes in the Exchange Offer). The interpretation of the terms and conditions of the Exchange Offer by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Initial Notes for exchange must be cured within such reasonable period of time as the Company shall determine. None of the Company, the Guarantors, the Exchange Agent nor any other person shall be under any duty to give notification of any defect or irregularity with respect to any tender of Initial Notes for exchange, nor shall any of them incur any liability for failure to give such notification. Tenders of Initial Notes will not be deemed to have been made until such irregularities have been cured or waived. Any Initial Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned without cost to such Holder by the Exchange Agent to the tendering Holders of Initial Notes, as soon as practicable following the Expiration Date.

     All authority herein conferred or agreed to be conferred shall not be affected by, and shall survive, the death or incapacity of the undersigned and any beneficial owner(s), and every obligation of the undersigned or any beneficial owner(s) shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned and any beneficial owner(s). The undersigned also agrees that except as provided in the Prospectus and set forth in Instruction 3 below, the Initial Notes tendered hereby cannot be withdrawn.

     Certificates for all Exchange Notes delivered in exchange for tendered Initial Notes and any Initial Notes delivered herewith but not exchanged, and registered in the name of the undersigned, shall be delivered to the undersigned at the address shown below the signature of the undersigned, unless otherwise indicated on page 6.

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF INITIAL NOTES TENDERED HEREWITH" BELOW AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE INITIAL NOTES AND MADE THE REPRESENTATIONS DESCRIBED HEREIN AND IN THE PROSPECTUS.

                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           SIGNATURE(S) OF HOLDER(S)

Date:                            , 1998
      ---------------------------

(Must be signed by registered Holder(s) exactly as name(s) appear(s) on certificate(s) of Initial Notes. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, please set forth the full title of such person.) See Instruction 4.

Name(s):

         -----------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (full title):

                  --------------------------------------------------------------

Address:

       -------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              (INCLUDING ZIP CODE)

Area Code and Telephone No.: (   )

                                ------------------------------------------------

Taxpayer Identification No.:

                        --------------------------------------------------------

                           GUARANTEE OF SIGNATURE(S)
                       (IF REQUIRED -- SEE INSTRUCTION 4)

Authorized Signature:

                  --------------------------------------------------------------

Name:

      --------------------------------------------------------------------------

Title:

     ---------------------------------------------------------------------------

Address:

       -------------------------------------------------------------------------

--------------------------------------------------------------------------------
Name of Firm:

             -------------------------------------------------------------------

Area Code and Telephone No.: (   )

                                ------------------------------------------------

Date:                            , 1998
      ---------------------------

[ ] CHECK HERE IF YOU ARE TENDERING INITIAL NOTES IN CERTIFICATED FORM AND WISH
    TO RECEIVE AN INTEREST IN THE GLOBAL EXCHANGE NOTE AND COMPLETE THE
    FOLLOWING:

   Account Number:
--------------------------------------------------------------------------------

   Transaction Code Number:
--------------------------------------------------------------------------------

[ ] CHECK HERE IF YOU ARE TENDERING INITIAL NOTES IN CERTIFICATED FORM AND WISH
    TO RECEIVE EXCHANGE NOTES IN CERTIFICATED FORM.

[ ] CHECK HERE IF TENDERED INITIAL NOTES ARE ENCLOSED HEREWITH.

[ ] CHECK HERE IF TENDERED INITIAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

   Name of Tendering Institution: __________ [ ] The Depository Trust Company

   Account Number:
--------------------------------------------------------------------------------

   Transaction Code Number:
--------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED INITIAL NOTES ARE BEING DELIVERED PURSUANT TO A
    NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

   Name of Registered Holder(s):
--------------------------------------------------------------------------------

   Name of Eligible Institution that Guaranteed Delivery:
--------------------------------------------------------------------------------

   If Delivered by Book-Entry Transfer:
--------------------------------------------------------------------------------

   Account Number:
--------------------------------------------------------------------------------

[ ] CHECK HERE ONLY IF EXCHANGE NOTES OR UNEXCHANGED INITIAL NOTES DELIVERED
    HEREWITH ARE TO BE SENT TO SOMEONE OTHER THAN THE UNDERSIGNED, OR TO THE UNDERSIGNED AT AN ADDRESS OTHER THAN THAT SHOWN ABOVE.

   Mail Exchange Notes to:
--------------------------------------------------------------------------------

   Name:
--------------------------------------------------------------------------------
                                     (PLEASE PRINT)

   Address:
--------------------------------------------------------------------------------

   -----------------------------------------------------------------------------

   Tax Identification Number:
-------------------------------------------------------------------------------

   Social Security No.:
--------------------------------------------------------------------------------

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

   Name:
--------------------------------------------------------------------------------

   Address:
--------------------------------------------------------------------------------

        PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS
                    CAREFULLY BEFORE CHECKING ANY BOX BELOW

     YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

     A Holder that is a participant in The Depository Trust Company's system may utilize The Depository Trust Company's Automated Tender Offer Program to tender Initial Notes.

     List in Box 1 the Initial Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, information should be listed on a separate signed schedule affixed hereto.

------------------------------------------------------------------------------------------------------------------------

                                                         BOX 1
                                     DESCRIPTION OF INITIAL NOTES TENDERED HEREWITH
------------------------------------------------------------------------------------------------------------------------
                                                                                      AGGREGATE
                                                                                  PRINCIPAL AMOUNT
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)            CERTIFICATE       REPRESENTED BY     PRINCIPAL AMOUNT
                      (PLEASE FILL IN)                           NUMBER(S)*        INITIAL NOTES*        TENDERED**
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                    TOTAL
------------------------------------------------------------------------------------------------------------------------

   * Need not be completed by book-entry Holders.

  ** Unless otherwise indicated, the Holder will be deemed to have tendered the full aggregate principal amount represented by such Initial Notes.
     See Instruction 3.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

                                                       BOX 2
                                               BENEFICIAL OWNERS(S)
-------------------------------------------------------------------------------------------------------------------
   STATE OF PRINCIPAL RESIDENCE OR PRINCIPAL PLACE OF
                        BUSINESS                                 PRINCIPAL AMOUNT OF TENDERED INITIAL NOTES
   OF EACH BENEFICIAL OWNER OF TENDERED INITIAL NOTES               HELD FOR ACCOUNT OF BENEFICIAL OWNER
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

                                  INSTRUCTIONS
                    FORMING PART OF THE TERMS AND CONDITIONS
                             OF THE EXCHANGE OFFER

1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES.

     Certificates for all physically delivered Initial Notes or confirmation of any book-entry transfer to the Exchange Agent's account at the Book-Entry Transfer Facility of Initial Notes tendered by book-entry transfer, as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile thereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at any of its addresses set forth on the front page of this Letter of Transmittal prior to 5:00 p.m., New York City time, on the Expiration Date (as defined in the Prospectus).

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE INITIAL NOTES AND ANY OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE HOLDER, AND EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF SUCH DELIVERY IS BY MAIL, IT IS SUGGESTED THAT REGISTERED MAIL WITH RETURN RECEIPT REQUESTED BE USED, PROPER INSURANCE BE OBTAINED AND THE MAILING BE MADE SUFFICIENTLY IN ADVANCE OF THE EXPIRATION DATE TO PERMIT DELIVERY TO THE EXCHANGE AGENT ON OR BEFORE THE EXPIRATION DATE.

     Holders who wish to tender their Initial Notes but whose Initial Notes are not immediately available or who cannot deliver their Initial Notes and all other required documents to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date or comply with book-entry transfer procedures on a timely basis may tender their Initial Notes pursuant to the guaranteed delivery procedure set forth in the Prospectus under "The Exchange Offer -- Guaranteed Delivery Procedure." Such Holders' tender may be effected if:

          (a) such tender is made by or through an Eligible Institution (as defined below);

          (b) on or prior to the Expiration Date, the Exchange Agent has received from such Eligible Institution (a) either a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) or a properly transmitted Agent's Message and (b) a Notice of Guaranteed Delivery, substantially in the form provided by the Company, by hand or mail, or facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) setting forth the name and address of such Holder of Initial Notes and the amount of Initial Notes tendered, stating that the tender is being made thereby and guaranteeing that within three business days (as defined in the Prospectus) after the Expiration Date, that the Initial Notes in proper form for transfer or a Book-Entry Confirmation and all other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent; and

          (c) a Book-Entry Confirmation or the certificates relating to the Initial Notes in registered form and all other documents required by this Letter of Transmittal, are received by the Exchange Agent within three business days (as defined in the Prospectus) after the Expiration Date.

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Initial Notes for exchange.

2.  BENEFICIAL OWNER INSTRUCTIONS TO REGISTERED HOLDERS.

     Only a Holder in whose name tendered Initial Notes are registered on the books of the registrar (or the legal representative or attorney-in-fact of such registered holder) may execute and deliver this Letter of Transmittal. Any beneficial owner of tendered Initial Notes who is not the registered holder must arrange promptly with the registered holder to execute and deliver this Letter of Transmittal on his or her behalf through the execution and delivery to the registered Holder of the "Instructions to Registered Holder from Beneficial Owner" form accompanying this Letter of Transmittal.

3.  PARTIAL TENDER; WITHDRAWALS.

     If less than the entire principal amount of Initial Notes evidenced by a submitted certificate is tendered, the tendering Holder should fill in the principal amount tendered in the box entitled "Principal Amount Tendered." A newly issued certificate for the principal amount of Initial Notes submitted but not tendered will be sent to such Holder as soon as practicable after the Expiration Date. All Initial Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

     Initial Notes tendered pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date. For a withdrawal to be effective, a written notice of withdrawal sent by telegram, facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) or letter must be received by the Exchange Agent at the address set forth herein prior to the Expiration Date. Any such notice of withdrawal must
(i) specify the name of the person having tendered the Initial Notes to be withdrawn (the "Depositor"), (ii) identify the Initial Notes to be withdrawn (including the certificate number or numbers of such Initial Notes and the principal amount of each such Initial Note), (iii) specify the principal amount of Initial Notes to be withdrawn, (iv) include a statement that such Holder is withdrawing his election to have such Initial Notes exchanged, (v) be signed by the Holder in the same manner as the original signature on the Letter of Transmittal by which such Initial Notes were tendered or as otherwise described in the Prospectus (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Trustee under the Indenture register the transfer of such Initial Notes into the name of the person withdrawing the tender and (vi) specify the name in which any such Initial Notes are to be registered, if different from that of the Depositor. The Exchange Agent will return the properly withdrawn Initial Notes promptly following receipt of notice of withdrawal. If Initial Notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Initial Notes or otherwise comply with the Book-Entry Transfer Facility procedure. All questions as to the validity, form and eligibility of such notices of withdrawals, including time of receipt, will be determined by the Company and such determination will be final and binding on all parties.

4. SIGNATURE ON THIS LETTER OF TRANSMITTAL; WRITTEN INSTRUMENTS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

     If this Letter of Transmittal is signed by the registered Holder(s) of the Initial Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration or any change whatsoever.

     If any of the Initial Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any of the Initial Notes tendered hereby are registered in several names, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Initial Notes.

     When this Letter of Transmittal is signed by the registered Holder or Holders (which term, for the purposes described herein, shall include the Book-Entry Transfer Facility whose name appears on a security listing as the owner of the Initial Notes) of Initial Notes listed and tendered hereby, no endorsements of certificates or separate written instruments of transfer or exchange are required.

     If this Letter of Transmittal is signed by a person other than the registered Holder or Holders of the Initial Notes listed, such Initial Notes must be endorsed or accompanied by separate written instruments of transfer or exchange in form satisfactory to the Company and duly executed by the registered Holder, in either case signed exactly as the name or names of the registered Holder or Holders appear(s) on the Initial Notes.

     If this Letter of Transmittal or any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of a corporation or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted.

     Endorsements on certificates or signatures on separate written instruments of transfer or exchange required by this Instruction 4 must be guaranteed by an Eligible Institution.

     Signatures on this Letter of Transmittal or notice of withdrawal need not be guaranteed by an Eligible Institution, provided the Initial Notes are tendered: (i) by a registered Holder of such Initial Notes or (ii) for the account of an Eligible Institution.

     For purposes of this Letter of Transmittal, an "Eligible Institution" shall mean any bank, broker, dealer, credit union, savings association, clearing agency or other institution that is a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

5.  TRANSFER TAXES.

     The Company will pay all transfer taxes, if any, applicable to the exchange of Initial Notes pursuant to the Exchange Offer. If, however, certificates representing Exchange Notes or Initial Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be issued in the name of, any person other than the registered Holder of the Initial Notes tendered, or if tendered Initial Notes are registered in the name of any person other than the person signing the Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Initial Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

     Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the Initial Notes listed in this Letter of Transmittal.

6.  MUTILATED, LOST, STOLEN OR DESTROYED INITIAL NOTES.

     Any Holder whose Initial Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

7. ACCEPTANCE OF TENDERED INITIAL NOTES AND ISSUANCE OF EXCHANGE NOTES; RETURN OF INITIAL NOTES.

     Subject to the terms and conditions of the Exchange Offer, the Company will accept for exchange all validly tendered Initial Notes promptly after the Expiration Date and will issue Exchange Notes therefor promptly after acceptance of the Initial Notes. For purposes of the Exchange Offer, the Company shall be deemed to have accepted tendered Initial Notes when, as and if the Company has given written or oral notice thereof to the Exchange Agent. If any tendered Initial Notes are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Initial Notes will be returned, without expense, to the undersigned at the address indicated above.

8.  SUBSTITUTE FORM W-9.

     Each Holder of Initial Notes whose Initial Notes are accepted for exchange (or any other such payee) is required to provide the Exchange Agent with a correct taxpayer identification number ("TIN"), generally the Holder's Social Security or federal employer identification number, and certain other information, on a Substitute Form W-9, a form of which accompanies this Letter of Transmittal, and to certify that the Holder (or other payee) is not subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the Holder (or other payee) to a penalty imposed by the Internal Revenue Service and

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31% federal income tax backup withholding on payments made in connection with the Exchange Notes. The box in Part 3 of the Substitute Form W-9 may be checked if the surrendering Holder of Initial Notes (or other payee) has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the Holder of Initial Notes (or other payee) must also complete the Certificate of Awaiting Taxpayer Identification Number accompanying this Letter of Transmittal in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent.

     The Holder of Initial Notes is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the record owner of the Initial Notes. If the Initial Notes are in more than one name or are not in the name of the beneficial owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

     Certain Holders of Initial Notes (or other payees) (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. However, exempt Holders of Initial Notes (or other payees) should indicate their exempt status on Substitute Form W-9. For example, a corporation must complete the Substitute Form W-9, providing its TIN and indicating that it is exempt from backup withholding. In order for a foreign individual to qualify as an exempt recipient, the Holder (or other payee) must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

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